Cash, Cash Equivalents and Restricted Cash (Tables)	6 Months Ended
Jun. 30, 2026
Cash, Cash Equivalents and Restricted Cash [Abstract]
Schedule of Cash, Cash Equivalents and Restricted Cash

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheet, including location of amounts reported in the accompanying consolidated balance sheets, that sum to the total of the same amounts shown in the statement of cash flows.

	June 30,	December 31,
(in thousands)	2026	2025

Cash held in banks	$3,504	$1,580
Bank deposits with original maturities of three months or less (annual average interest rate 4.2 %and 4.2%, respectively)	2,014	314
Total cash and cash equivalents	5,518	1,894
Restricted cash – current – Prepaid expenses and other receivables	113	113
Restricted cash – noncurrent – Other assets	400	366
Total cash, cash equivalents and restricted cash shown in the statement of cash flows	$6,031	$2,373